UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2011
LogMeIn, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-34391 (Commission File Number)	20-1515952 (IRS Employer Identification No.)

500 Unicorn Park Drive
Woburn, Massachusetts (Address of principal executive offices)	01801 (Zip Code)
Registrant’s telephone number, including area code: (781)-638-9050
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under ☐ the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under ☐ the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On April 1, 2011, LogMeIn, Inc. (the “Company”) announced that the U.S. District Court for the Eastern District of Virginia granted the Company’s motion for summary judgment in Civil Action No. 1:10cv1007 filed on September 8, 2010 by 01 Communique Laboratory, Inc. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits
99.1 Press release entitled “U.S. Court Grants LogMeIn’s Motion For Summary Judgment of Non-Infringement in Patent Infringement Case,” issued on April 1, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC.
Date: April 1, 2011	By:	/s/ Michael K. Simon
Michael K. Simon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release entitled “U.S. Court Grants LogMeIn’s Motion For Summary Judgment of Non-Infringement in Patent Infringement Case,” issued on April 1, 2011.